Deutsche Asset Management

[graphic omitted]
Mutual Fund
 Semi-Annual Report


                                                              February 28, 2001





                                                        Class A, B and C Shares


Top 50 Europe Fund
Formerly Flag Investors Top 50 Europe


                                              [Deutsche Bank Group logo omitted]

Top 50 Europe Fund
--------------------------------------------------------------------------------
TABLE OF CONTENTS


              REPORT HIGHLIGHTS ..................................  3
              LETTER TO SHAREHOLDERS .............................  4
              PERFORMANCE ........................................  6

              TOP 50 EUROPE FUND
                 Statement of Assets and Liabilities .............  8
                 Statement of Operations .........................  9
                 Statements of Changes in Net Assets ............. 10
                 Financial Highlights ............................ 11
                 Notes to Financial Statements ................... 14

              TOP 50 EUROPE PORTFOLIO
                 Schedule of Portfolio Investments ............... 17
                 Statement of Assets and Liabilities ............. 19
                 Statement of Operations ......................... 20
                 Statements of Changes in Net Assets ............. 21
                 Financial Highlights ............................ 22
                 Notes to Financial Statements ................... 23




               -----------------------------------------------------
                  The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank. The Fund is subject to investment risks, including possible loss of principal amount invested.
               -----------------------------------------------------


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                                        2

--------------------------------------------------------------------------------
Top 50 Europe Fund
REPORT HIGHLIGHTS


o The Fund's Class A Shares produced a total return of -12.68% (excluding sales charges) for the six months ended February 28, 2001, underperforming the MSCI Europe Index return of -11.07% and outperforming the Lipper European Region Funds Average return of -14.42% for the same time period.

o The Fund's performance was primarily due to its exposure to the Technology, Media and Telecommunications (TMT) sectors. We gradually reduced the Fund's positions in the TMT sectors over the semi-annual period, increased its weighting in the Financial sector and its cash position, but such strategies were not enough to completely offset the impact of a worldwide sell-off in Technology. Throughout the semi-annual period, we continued to seek only the most competitive, high quality companies and maintained a focused portfolio of approximately 50 stocks.

o As was the case in much of the world, European TMT stocks suffered, impacted by the weak NASDAQ Index and fears of a hard economic landing in the US. Instead, investors favored more defensive sectors, such as Food, Financials and Pharmaceuticals.

o While volatility will likely continue for the near term, we expect European equity markets to gain strength over the longer term. Growth prospects for most of the European economies are still good; inflation and interest rates are generally low. Also, many companies are restructuring to take advantage of the common European market. We remain optimistic that corporate structural changes will lead to positive earnings growth ahead.





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                                        3

Top 50 Europe Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


We are pleased to present you with this semi-annual report for the Top 50 Europe Fund (the `Fund'), providing a detailed review of the markets, the portfolio in which the Fund invests (the `Portfolio'), and our outlook. Included are a complete financial summary of the Fund's operations and listing of the Portfolio's holdings.

FUND PERFORMANCE
For the first half of the fiscal year, the Fund underperformed its benchmark, the MSCI Europe Index. The Fund's Class A Shares produced a return of -12.68% for the six months ended February 28, 2001, as compared to -11.07% for the MSCI Europe Index. The Fund's Class B and Class C Shares produced semi-annual returns of -13.09% and -13.03% (excluding sales charges), respectively. All share Classes outperformed the Lipper European Region Funds Average semi-annual return of -14.42%.

The Fund's performance was primarily due to its exposure to the Technology, Media and Telecommunications (TMT) sectors. We gradually reduced the Fund's positions in the TMT sectors over the semi-annual period, increased its weighting in the Financial sector and increased its cash position, but such strategies were not enough to completely offset the impact of a worldwide sell-off in Technology.

More specifically, we trimmed the Fund's position in the Communications Equipment sector by reducing its investment in Sweden's Ericsson and Finland's Nokia and in the Telecommunications sector by cutting its position in Finland's Sonera. We sold German media company Kinowelt Medien because of its limited price potential and replaced it with Swiss Re, a company that ranks among the world's four largest, global reinsurance firms. In our view, Swiss Re management has a strong focus on shareholder value and maintains clear profit targets. As investors grew increasingly defensive, we took profits in companies like the United Kingdom's media company Reuters.

Strong stock selection across the market sectors benefited the Fund. We continued to seek Europe's market-leading, blue chip companies that dominate their respective industries within Europe, that are participating in opportunities resulting from Economic Monetary Union (EMU), and that are committed to creating shareholder value in this new EMU frontier. Among the Fund's top performers were the Netherlands' food company Unilever, Germany's pharmaceutical company Altana, Germany's health care company Rhoen-Klinikum, the United Kingdom's environmental services company Rentokil Initial, and Germany's steel company Thyssen Krupp. Oil stocks like France's Total Fina Elf and the Netherlands' Royal Dutch Petroleum performed well due to their defensive, cash flow generative character. Weaker performers in the Portfolio included Nokia, Sonera, Germany's SAP and British Telecom.

INVESTMENT ENVIRONMENT
AS A WHOLE, EUROPE DECLINED 11.07% IN US DOLLAR TERMS DURING THE SEMI-ANNUAL PERIOD ENDED FEBRUARY 28, 2001, AND EQUITY MARKET VOLATILITY REMAINED HIGH THROUGHOUT THE PERIOD. European TMT stocks suffered, impacted by the weak NASDAQ Index and fears of a hard economic landing in the US. Investors favored more defensive sectors, such as food, financials and pharmaceuticals. Utilities performed strongly due to good earnings visibility. Thus, the strongest European markets were those dominated by defensive industries, such as Switzerland and Italy, while those countries dominated by `New Economy' stocks, such as Sweden and Finland, were among the worst performers. Overall, European markets responded well to merger and acquisition activity that continued in high gear throughout the period, as companies juggled for position and/or sought economies of scale in an enlarged `domestic' market.

THE EUROPEAN CENTRAL BANK CONTINUED TO RAISE INTEREST RATES THROUGH OCTOBER 2000 IN RESPONSE TO GLOBAL INFLATION WORRIES. As in the US, these interest rate hikes were meant to prevent the global economy from overheating and to quell inflationary pressures. The combination of higher interest rates and higher energy prices hurt consumer spending particularly hard in Europe, as oil prices rose even more dramatically in euros than they did in dollars. After raising rates last on October 5, 2000, the European Central Bank finally gave markets a breather by leaving rates unchanged at its December 14 meeting, citing slower economic growth for the euro-region. When the US Federal Reserve Board lowered interest rates in January and expectations for economic recovery in the second half of 2001 increased, select European cyclical companies came into favor in anticipation of the European Central Bank following the US lead.




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                                        4

Top 50 Europe Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


LOOKING AHEAD
In the near term, we believe there will likely be continued volatility in the European equity markets. However, several factors lead us to a generally optimistic outlook for these markets more long term. In our view, growth prospects for most of the European economies are still good. Also, many companies are restructuring to take advantage of the common European market. We remain optimistic that corporate structural changes will lead to positive earnings growth ahead. Inflation and interest rates are generally low, and liquidity is still favoring equities instead of bonds. Thus, the long-term trends for European equities are still intact, despite the risk of a possible global economic slowdown.

Given this outlook, it is important to keep in mind that we remain disciplined in our investment process. Not all companies will benefit equally from the new era of competition in Europe. This makes the knowledge and insight of the Fund management team's pursuit of the top 50 European growth stocks that are leaders in their industries with strong managements and competitive products more crucial than ever. We continue to seek companies with clear strategies and above-average earnings potential.

We believe the Fund's focused investment strategy positions the Portfolio well to pursue its objective of seeking a high level of capital appreciation, and as a secondary objective, reasonable dividend income. We appreciate your support of the Fund, and we look forward to serving your investment needs for many years ahead.

Sincerely,


/S/ Klaus Martini
/S/ Udo Rosendahl

Klaus Martini
Udo Rosendahl
on behalf of the Portfolio Management Team
February 28, 2001


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                                        5

Top 50 Europe Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

[EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC]

Top 50 Europe Fund--Class A Shares, MSCI Europe Index and
Lipper European Region Funds Average
Growth of a $10,000 Investment (since October 2, 1997)4
plot points as follows:
                Flag Top 50 Europe--    MSCI Europe Index        Lipper European
                      Class A Shares                       Regions Funds Average
10/2/97                 $10,000             $10,000                     $10,000
10/31/97                  9,680              10,000                      10,000
11/30/97                  9,688              10,156                      10,089
12/31/97                  9,808              10,530                      10,303
1/31/98                  10,128              10,971                      10,688
2/28/98                  10,712              11,831                      11,551
3/31/98                  11,104              12,677                      12,462
4/30/98                  11,376              12,925                      12,786
5/31/98                  12,008              13,190                      13,204
6/30/98                  12,080              13,338                      13,193
7/31/98                  12,136              13,605                      13,439
8/31/98                  10,424              11,896                      11,568
9/30/98                   9,592              11,424                      10,926
10/31/98                 10,608              12,341                      11,672
11/30/98                 10,608              13,001                      12,263
12/31/98                 10,824              13,574                      12,720
1/31/99                  10,720              13,489                      12,826
2/28/99                  10,432              13,151                      12,448
3/31/99                  10,384              13,298                      12,477
4/30/99                  10,744              13,697                      12,802
5/31/99                  10,216              13,042                      12,298
6/30/99                  10,560              13,265                      12,605
7/31/99                  10,760              13,391                      12,748
8/31/99                  10,720              13,531                      12,837
9/30/99                  10,616              13,429                      12,788
10/31/99                 11,032              13,926                      13,206
11/30/99                 11,664              14,305                      14,013
12/31/99                 13,048              15,774                      15,737
1/31/00                  12,720              14,654                      15,060
2/29/00                  14,064              15,422                      16,829
3/31/00                  13,944              15,798                      16,648
4/30/00                  13,200              15,105                      15,751
5/31/00                  13,056              14,984                      15,456
6/30/00                  13,080              15,309                      15,793
7/31/00                  13,352              15,067                      15,670
8/31/00                  13,176              14,894                      15,686
9/30/00                  12,584              14,200                      14,884
10/31/00                 12,320              14,095                      14,477
11/30/00                 11,640              13,554                      13,719
12/31/00                 12,420              14,492                      14,638
1/31/01                  12,396              13,806                      14,623
2/28/01                  11,505              12,598                      12,918


---------------------------------------------------------------------------------------------------------------------------
                                                                       CUMULATIVE                 AVERAGE ANNUAL
                                                                    TOTAL RETURNS                  TOTAL RETURNS
   Periods Ended                         6 Months    1 Year    3 Years      Since   1 Year    3 Years      Since
   February 28, 2001                                                  Inception 4                    Inception 4
---------------------------------------------------------------------------------------------------------------------------
 Top 50 Europe Fund
  Class A Shares                           (12.68)%   (18.20)%    7.40%   15.05%     (18.20)%   2.41%     4.20%
  Class B Shares                           (13.09)%   (18.85)%      --%    0.89%     (18.85)%     --%     0.30%
  Class C Shares                           (13.03)%   (18.84)%      --%    9.93%     (18.84)%     --%     3.87%
---------------------------------------------------------------------------------------------------------------------------
 MSCI Europe Index 2                       (11.07)%   (14.12)%   11.96%   25.98%5    (14.12)%   3.84%     6.99%5
---------------------------------------------------------------------------------------------------------------------------
 Lipper European Region Funds Average 3    (14.42)%   (19.94)%   19.03%   29.18%5    (19.94)%   5.52%     7.40%5
---------------------------------------------------------------------------------------------------------------------------

1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and excludes the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
2 The MSCI Europe Index is an unmanaged market capitalization weighted index of over 500 securities listed on the stock exchanges of approximately 14 European countries. Benchmark returns do not reflect expenses, which have been deducted from the Fund's returns.
3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
4 Inception dates: Class A Shares October 2, 1997, Class B Shares March 30, 1998, Class C Shares September 2, 1998. 5 Since Inception benchmark returns are for comparative purposes relative to Class A Shares and are for the period beginning September 30, 1997.


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                                        6

Top 50 Europe Fund
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE


The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include the total return of each of the Fund's classes, according to a standardized formula, for various time periods through the end of the most recent fiscal quarter.

The SEC standardized total return figures include the impact of the 5.50% maximum initial sales charge for the Fund's Class A Shares and the contingent deferred sales charge applicable to the specified time period for the Class B Shares and Class C Shares. The contingent deferred sales charge for Class B Shares declines over time from a maximum of 5.00% to 0.00% after six years. The contingent deferred sales charge for Class C Shares is 1.00% for shares redeemed within one year of purchase. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge or for Class B or Class C Shares investors who continued to hold their shares past the end of the specified time period.

The SEC total return figures may differ from total return figures in the Shareholder Letter and Performance Comparison sections because the SEC figures include the impact of sales charges while the total return figures in the other sections do not. Any performance figures shown are for the full period indicated.




                                                 AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                               1 Year     3 Years       Since
   February 28, 2001                                              Inception 1
--------------------------------------------------------------------------------
 Class A Shares                                (22.69)%      0.50%      2.48%
--------------------------------------------------------------------------------
 Class B Shares                                (22.90)%        --%     (0.73)%
----------------------------------------------------------------------------
 Class C Shares                                (19.65)%        --%      3.87%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and include the Fund's applicable sales charges. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
1 Inception dates: Class A Shares October 2, 1997, Class B Shares March 30,
  1998, Class C Shares September 2, 1998.


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                                        7

Top 50 Europe Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)



                                                                                    FEBRUARY 28, 2001
ASSETS
   Investment in Top 50 Europe Portfolio, at value ....................................... $13,393,208
   Receivable from Manager for expense reimbursement, net .................................     18,395
   Foreign tax reclaim receivable .........................................................     22,186
   Receivable for capital shares sold .....................................................    252,727
   Receivable from Top 50 Europe Portfolio for withdrawals ................................      6,145
   Deferred organization costs ...........................................................       4,130
                                                                                           -----------
Total assets .............................................................................  13,696,791
                                                                                           -----------
LIABILITIES
   Payable for capital shares redeemed ...................................................       6,145
   Payable to Top 50 Europe Portfolio for contributions ..................................     250,328
   Transfer agent fees payable ...........................................................      15,273
   Distribution and service fees payable .................................................       6,921
   Accounting fees payable ...............................................................       2,013
   Administration fees payable ...........................................................       5,852
   Other accrued expenses ................................................................       6,710
                                                                                           -----------
Total liabilities ........................................................................     293,242
                                                                                           -----------
NET ASSETS ............................................................................... $13,403,549
                                                                                           ===========


COMPOSITION OF NET ASSETS
   Paid-in capital ....................................................................... $12,998,824
   Accumulated expenses in excess of income ..............................................     (86,028)
   Accumulated net realized gain on investment and foreign currency transactions .........     322,541
   Net unrealized appreciation on investments and foreign currencies .....................     168,212
                                                                                           -----------
NET ASSETS ............................................................................... $13,403,549
                                                                                           ===========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (net assets divided by shares outstanding)
   Class A Shares1 ....................................................................... $     14.20
                                                                                           ===========
   Class B Shares2 ....................................................................... $     12.43
                                                                                           ===========
   Class C Shares3 ....................................................................... $     13.56
                                                                                           ===========

--------------------------------------------------------------------------------
1 Net asset value and redemption price per share (based on net assets of $6,564,174 and 462,298 shares outstanding at February 28, 2001). Maximum offering price per share was $15.03 ($14.20 / 0.945). Maximum offering price per share reflects the effect of the 5.50% front end sales charge.
2 Net asset value and offering price per share (based on net assets of 5,733,937 and 461,321 shares outstanding at February 28, 2001). Redemption value is $11.81 following a 5.00% maximum contingent deferred sales charge.
3 Net asset value and offering price per share (based on net assets of $1,105,438 and 81,547 shares outstanding at February 28, 2001). Redemption value is $13.42 following a 1.00% maximum contingent deferred sales charge.


See Notes to Financial Statements.
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                                        8

Top 50 Europe Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)

                                                                                         FOR THE SIX MONTHS ENDED
                                                                                                FEBRUARY 28, 2001
INVESTMENT INCOME
INVESTMENT INCOME AND EXPENSES ALLOCATED FROM TOP 50 EUROPE PORTFOLIO:
   Dividend income ................................................................................  $    26,308
   Less: foreign withholding taxes ................................................................       (5,677)
                                                                                                     -----------
      Net dividend income .........................................................................       20,631
   Interest income ................................................................................       34,804
   Expenses .......................................................................................     (119,720)
                                                                                                     -----------
      Expenses in excess of income allocated from Top 50 Europe Portfolio .........................      (64,285)
                                                                                                     -----------
EXPENSES
   Transfer agent fees ............................................................................       37,757
   Administration fees ............................................................................       37,071
   Registration fees ..............................................................................       26,893
   Printing and shareholder reports ...............................................................       19,871
   Accounting fees ................................................................................       10,513
   Professional fees ..............................................................................        7,701
   Amortization of organization costs .............................................................        1,110
   Directors fees .................................................................................          319
   Distribution fees
     Class A Shares ...............................................................................        8,058
     Class B Shares ...............................................................................       23,727
     Class C Shares ...............................................................................        4,101
   Services fees
     Class B Shares ...............................................................................        7,909
     Class C Shares ...............................................................................        1,367
   Other expenses .................................................................................          517
                                                                                                     -----------
      Total expenses ..............................................................................      186,914
   Less: fee waivers or expense reimbursements ....................................................     (167,867)
                                                                                                     -----------
   Net expenses ...................................................................................       19,047
                                                                                                     -----------
EXPENSES IN EXCESS OF INCOME ......................................................................      (83,332)
                                                                                                     -----------
NETREALIZED AND UNREALIZED LOSS ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
   Net realized loss on:
     Investment transactions ......................................................................      (34,717)
     Futures Contracts ............................................................................       (2,649)
     Foreign currency transactions ................................................................      (32,576)
   Net change in unrealized appreciation/depreciation on investments and
     foreign currencies ...........................................................................   (1,702,443)
                                                                                                     -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES ............................   (1,772,385)
                                                                                                     -----------
NET DECREASE IN NET ASSETS FROM OPERATIONS ........................................................  $(1,855,717)
                                                                                                     ===========

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Top 50 Europe Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                             FOR THE SIX                 FOR THE
                                                                            MONTHS ENDED               YEAR ENDED
                                                                     FEBRUARY 28, 2001 1          AUGUST 31, 2000


INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
   Expenses in excess of income ...........................................$    (83,332)             $    (63,164)
   Net realized gain (loss) on investment and foreign currency
     transactions .........................................................     (69,942)                1,420,324
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies ...................................  (1,702,443)                1,491,340
                                                                           ------------              ------------
   Net increase (decrease) in net assets from operations ..................  (1,855,717)                2,848,500
                                                                           ------------              ------------
DISTRIBUTIONS TO SHAREHOLDERS
   Distributions from net realized gains
     Class A Shares .......................................................     (76,182)                       --
     Class B Shares .......................................................     (92,661)                       --
     Class C Shares .......................................................     (14,602)                       --
                                                                           ------------              ------------
   Total distributions ....................................................    (183,445)                       --
                                                                           ------------              ------------
CAPITAL SHARE TRANSACTIONS
   Net proceeds from sales of shares ......................................  10,667,387                34,474,317
   Net dividend reinvestments .............................................     103,105                        --
   Net cost of shares redeemed ............................................ (14,527,188)              (29,282,014)
                                                                           ------------              ------------
   Net increase (decrease) in net assets from
     capital share transactions ...........................................  (3,756,696)                5,192,303
                                                                           ------------              ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ...................................  (5,795,858)                8,040,803
NET ASSETS
   Beginning of period ....................................................  19,199,407                11,158,604
                                                                           ------------              ------------
   End of period (includes accumulated expenses in excess
     of income of $(86,028) and $(2,696), respectively) ...................$ 13,403,549              $ 19,199,407
                                                                           ============              ============

--------------------------------------------------------------------------------
1 Unaudited.



See Notes to Financial Statements.
--------------------------------------------------------------------------------

Top 50 Europe Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated for Top 50 Europe Fund.



 CLASS A SHARES                                                                                   FOR THE PERIOD
                                               FOR THE SIX                                      OCTOBER 2, 19972
                                              MONTHS ENDED                   FOR THE YEARS               THROUGH
                                              FEBRUARY 28,                 ENDED AUGUST 31,           AUGUST 31,
                                                    2001 1           2000              1999                 1998
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF PERIOD ............  $16.47         $ 13.40            $13.03               $12.50
                                                    ------         -------            ------               ------
 INCOME FROM INVESTMENT OPERATIONS
   Net investment (expenses in
     excess of) income ...........................   (0.06)3         (0.03)             0.04                 0.02
   Net realized and unrealized gain (loss) on
     investments and foreign currencies ..........   (2.02)           3.10              0.33                 0.51
                                                    ------         -------            ------               ------
 Total from investment operations ................   (2.08)           3.07              0.37                 0.53
                                                    ------         -------            ------               ------
 DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gains ............................   (0.19)             --                --                   --
                                                    ------         -------            ------               ------
 Total distributions .............................   (0.19)             --                --                   --
                                                    ------         -------            ------               ------
 NET ASSET VALUE, END OF PERIOD ..................  $14.20          $16.47            $13.40               $13.03
                                                    ------         -------            ------               ------
 TOTAL INVESTMENT RETURN4 ........................  (12.68)%         22.91%             2.84%                4.24%
 SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ......  $6,564         $10,912            $3,796               $1,208
   Ratios to average net assets:
      Net investment (expenses in
         excess of) income .......................   (0.80)%5         0.02%             0.44%                0.50%5
      Expenses after waivers, including
         expenses of the Top 50 Europe
         Portfolio ...............................    1.60%5          1.60%             1.60%                1.60%5
      Expenses before waivers, including
         expenses of the Top 50 Europe
         Portfolio ...............................    4.02%5          3.86%             4.73%               16.53%5

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Based on average shares method.
4 Total return would have been lower had certain expenses not been reimbursed by the Manager. Total return has not been annualized for the period ended August 31, 1998. Total return excludes the effect of sales charge.
5 Annualized.



See Notes to Financial Statements.
--------------------------------------------------------------------------------

Top 50 Europe Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated for Top 50 Europe Fund.



 CLASS B SHARES                                                                                   FOR THE PERIOD
                                               FOR THE SIX                                       MARCH 30, 19982
                                              MONTHS ENDED                   FOR THE YEARS               THROUGH
                                              FEBRUARY 28,                 ENDED AUGUST 31,           AUGUST 31,
                                                    2001 1           2000              1999                 1998
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF PERIOD ..............  $14.51          $11.89            $11.65               $12.50
                                                      ------          ------            ------               ------
 INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ....................   (0.10)3         (0.12)            (0.04)               (0.01)
   Net realized and unrealized gain (loss)
     on investments and foreign
     currencies ....................................   (1.79)           2.74              0.28                (0.84)
                                                      ------          ------            ------               ------
Total from investment operations....................   (1.89)           2.62              0.24                (0.85)
                                                      ------          ------            ------               ------
 DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gains ..............................   (0.19)             --                --                   --
                                                      ------          ------            ------               ------
Total distributions ................................   (0.19)             --                --                   --
                                                      ------          ------            ------               ------
 NET ASSET VALUE, END OF PERIOD ....................  $12.43          $14.51            $11.89               $11.65

 TOTAL INVESTMENT RETURN 4 .........................  (13.09)%         22.04%             2.06%               (6.80)%
                         =                            ======          ======            ======               ======
 SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ........  $5,734          $7,234            $6,395               $3,120
                                                      ------          ------            ------               ------
   Ratios to average net assets:
      Expenses in excess of income .................   (1.56)%5        (0.79)%           (0.46)%              (0.46)%5
      Expenses after waivers, including
         expenses of the Top 50 Europe
         Portfolio .................................    2.35%5          2.35%             2.35%                2.35%5
      Expenses before waivers, including
         expenses of the Top 50 Europe
         Portfolio .................................    4.78%5          4.61%             5.39%               17.28%5

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Based on average shares method.
4 Total return would have been lower had certain expenses not been reimbursed by the Manager. Total return has not been annualized for the period ended August 31, 1998. Total return excludes the effect of sales charge.
5 Annualized.



See Notes to Financial Statements.
--------------------------------------------------------------------------------

Top 50 Europe Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated for Top 50 Europe Fund.


 CLASS C SHARES                                                                                   FOR THE PERIOD
                                                           FOR THE SIX              FOR THE       SEPT. 2, 19982
                                                          MONTHS ENDED           YEAR ENDED              THROUGH
                                                    FEBRUARY 28, 20011      AUGUST 31, 2000      AUGUST 31, 1999
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF PERIOD ........................ $15.80               $12.95               $12.50
                                                               ------               ------               ------
 INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ..............................  (0.11)3              (0.13)               (0.03)
   Net realized and unrealized gain (loss) on
     investments and foreign currencies ......................  (1.94)                2.98                 0.48
                                                               ------               ------               ------
 Total from investment operations ............................  (2.05)                2.85                 0.45
                                                               ------               ------               ------
 DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gains ........................................  (0.19)                  --                   --
                                                               ------               ------               ------
 Total distributions .........................................  (0.19)                  --                   --
                                                               ------               ------               ------
 NET ASSET VALUE, END OF PERIOD .............................. $13.56               $15.80               $12.95
                                                               ======               ======               ======
 TOTAL INVESTMENT RETURN4 .................................... (13.03)%              22.01%                3.60%
 SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) .................. $1,105               $1,053               $  967
   Ratios to average net assets:
      Expenses in excess of income ...........................  (1.55)%5             (0.79)%              (0.31)%5
      Expenses after waivers, including expenses
         of the Top 50 Europe Portfolio ......................   2.35%5               2.35%                2.35%5
      Expenses before waivers, including expenses
         of the Top 50 Europe Portfolio.. ....................   4.76%5               4.61%                5.97%5

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Based on average shares method.
4 Total return would have been lower had certain expenses not been reimbursed by the Manager. Total return has not been annualized for the period ended August 31, 1999. Total return excludes the effect of sales charge.
5 Annualized.



See Notes to Financial Statements.

--------------------------------------------------------------------------------

Top 50 Europe Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
Flag Investors Funds, Inc. (the `Company') (formerly Deutsche Funds, Inc.) was incorporated in Maryland on May 22, 1997. The Company is registered under the Investment Company Act of 1940, as amended (the `1940 Act'), as an open-end management investment company, consisting of six separate investment series (the `Funds'). The accompanying financial statements and notes relate to the Top 50 Europe Fund (the `Fund').

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Top 50 Europe Portfolio (formerly the Deutsche Top 50 Europe Portfolio, the `Portfolio'), which has substantially the same investment objective as the Fund. The value of the Fund's investment in the Portfolio included in the accompanying Statement of Assets and Liabilities reflects the Fund's proportionate beneficial interest in the net assets of the Portfolio, which was approximately 40% on February 28, 2001. The financial statements of the Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with this report.

The Fund offers three classes of shares to investors, Class A, Class B and Class C Shares. Each class of shares is subject to a Distribution fee and Class B Shares and Class C Shares are also subject to a Service fee.

B. VALUATION OF SECURITIES
Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

C. INVESTMENT INCOME
The Fund earns income, net of expenses, daily on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from the securities transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. DISTRIBUTIONS
It is the Fund's policy to declare and distribute dividends annually to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made at least annually to the extent they exceed capital loss carryforwards.

E. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States.

F. DEFERRED ORGANIZATION COSTS
Organization costs incurred in connection with the organization and initial registration of the Fund were paid by Deutsche Funds Management, Inc. (`DFM') and are being reimbursed by the Fund. Such organization costs have been deferred and are being amortized ratably over a period of sixty months from the commencement of operations of the Fund. The amount paid by the Fund on any redemption by ICC Distributors, Inc. (or any subsequent holder) of such Fund's initial shares will be reduced by the pro-rata portion of any unamortized organization costs of the Fund.

G. OTHER
The Company accounts separately for the assets, liabilities, and operations of each of its funds. Expenses directly attributable to a fund are charged to the fund, while expenses that are attributable to the Company are allocated among the funds in the Company. The expenses of each fund (other than class specific expenses) are further allocated to each class of shares based on its relative net asset value.




--------------------------------------------------------------------------------

Top 50 Europe Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


H. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
Investment Company Capital Corp. (`ICCC'), an indirect wholly owned subsidiary of Deutsche Bank AG, serves as Administrator. Under the Administration Agreement, ICCC assists in the operations of the Fund, subject to the direction and control of the Board of Directors of the Company. For its services, ICCC receives a fee from the Fund, which is calculated daily and paid monthly, at an annual rate of 0.065% of the average daily net assets of the Fund up to $200 million and 0.0525% of such assets in excess of $200 million, subject to a minimum fee of $75,000 annually.

Investors Bank and Trust (Canada) (`IBT') provides accounting services to the Fund for which the Fund pays IBT an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets.

ICCC serves as the transfer agent and dividend disbursing agent for the Fund. The Fund pays ICCC a per account fee that is calculated daily and paid monthly.

ICC Distributors, Inc. (`ICCD'), a non-affiliated entity provides distribution services to the Fund for which the Fund pays ICCD an annual fee pursuant to Rule 12b-1, that is calculated daily and paid monthly at the annual rate of: 0.25% of the Class A Shares' average daily net assets and 0.75% of the Class B and Class C Shares' average daily net assets. Class B and Class C Shares are subject to a 0.25% shareholder servicing fee.

By an Expense Limitation agreement effective June 1, 2000, between the Company and DFM (theAdvisor to the Portfolio), DFM has agreed to waive its fees and reimburse expenses of the Fund in order to limit the total operating expenses of the Fund (which includes expenses of the Fund and its pro-rata portion of expenses of the Portfolio), at not more than 1.60% of the average daily net assets of the Class A Shares and 2.35% of the average daily net assets of the Class B Shares and Class C Shares through January 1, 2002.

Certain officers and directors of the Funds are also officers and directors of ICCC or affiliated with Deutsche Bank. These persons are not paid by the Funds.

NOTE 3--CONCENTRATION OF OWNERSHIP
From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund and the Portfolio.

On February 28, 2001, the shareholders that held 5% or more of the outstanding shares were as follows:

                                                 Approximate
                                    Number of  Percentage of
                                  Shareholder    Outstanding
                                     Accounts         Shares
                                  -----------    -----------
Fidelity Investments Institutional
   Operations Co., Inc.                     1         18.22%
Merrill Lynch Pierce Fenner & Smith         3         32.91%




--------------------------------------------------------------------------------

Top 50 Europe Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 4--CAPITAL SHARE TRANSACTIONS
The Fund is authorized to issue up to 250,000,000 shares of $0.001 par value capital shares. Transactions in capital shares were as follows for the following periods:

                                            Class A Shares
        --------------------------------------------------
        For the Six Months Ended        For the Year Ended
             February 28, 2001 1           August 31, 2000
        ------------------------     ---------------------
               Shares      Amount      Shares       Amount
           ----------  ----------   --------- ------------
Sold         668,323 $  9,919,062   2,054,016 $ 32,304,863
Reinvested     3,922       58,480          --           --
Redeemed    (872,329) (13,455,252) (1,675,017) (26,465,128)
             ------- ------------   --------- ------------
Net increase
  (decrease)(200,084)$ (3,477,710)    378,999 $  5,839,735
            ======== ============  ========== ============

                                            Class B Shares
        --------------------------------------------------
        For the Six Months Ended        For the Year Ended
              February 28, 20011           August 31, 2000
        ------------------------     ---------------------
               Shares      Amount      Shares       Amount
           ----------  ----------   --------- ------------
Sold          36,361  $   486,195     140,209  $ 1,986,274
Reinvested     3,056       39,948          --           --
Redeemed     (76,827)  (1,024,356)   (179,337)  (2,511,108)
             ------- ------------    --------  -----------
Net decrease (37,410) $  (498,213)    (39,128) $  (524,834)
             ======= ============    ========  ===========


                                            Class C Shares
        --------------------------------------------------
        For the Six Months Ended     For the Year Ended
             February 28, 2001 1        August 31, 2000
        ------------------------     ---------------------
               Shares      Amount      Shares       Amount
           ----------  ----------   --------- ------------
Sold          17,889     $262,130      12,595    $ 183,180
Reinvested       328        4,677          --           --
Redeemed      (3,273)     (47,580)    (20,658)    (305,778)
              ------     --------     -------    ---------
Net increase
  (decrease)  14,944     $219,227      (8,063)   $(122,598)
              ======     ========     =======    =========

--------------------------------------------------------------------------------
1 Unaudited.

NOTE 5--OFF-BALANCE SHEET RISK AND CONCENTRATION OF CREDIT RISK
See Notes to the Financial Statements of the Portfolio included elsewhere in this report for discussion of off-balance sheet risk and concentration of credit risk.

NOTE 6--SUBSEQUENT EVENTS
On March 13, 2001, Deutsche Asset Management announced that it will change the name of its `Flag Investors' family of mutual funds to `Deutsche Asset Management,' effective May 7, 2001. In connection with this change, the Company filed documents with the State of Maryland to change the Company's name to Deutsche Investors Funds, Inc. and to remove the name `Flag Investors' from the name of the Fund. Each of these changes became effective March 15, 2001. Additionally, in April 2001 documents are expected to be filed on behalf of the Portfolios Trust to remove the name `Flag Investors' from its name.







--------------------------------------------------------------------------------

Top 50 Europe Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS February 28, 2001 (Unaudited)




     SHARES   SECURITY                           VALUE

              COMMON STOCKS--88.15%
              DENMARK--1.07%
      7,000   Coloplast A/S--B ........... $   354,395
                                           -----------
              FINLAND--2.43%
     28,000   Nokia Oyj ..................     634,626
     16,000   Sonera Corp. ...............     173,803
                                           -----------
                                               808,429
                                           -----------
              FRANCE--16.71%
     15,000   Aventis SA .................   1,213,418
      8,350   AXA Co. ....................   1,055,517
      3,750   Cap Gemini SA ..............     657,844
        375   Suez Lyonnaise des Eaux--Dumex    62,191
      5,600   Total Fina Elf SA--B .......     791,992
     28,000   Vivendi Universal ..........   1,769,729
                                           -----------
                                             5,550,691
                                           -----------
              GERMANY--24.08%
      2,000   Allianz AG Holding Ger Reg .     662,451
      5,700   Altana AG Ind-Aktien .......     830,818
     22,000   BASF AG ....................     989,161
        100   Buderus AG .................       2,165
      6,500   Daimler-Chrysler AG ........     319,501
      7,400   Deutsche Pfandbrief-und
               Hypothekenbank AG .........     564,870
     26,000   Dresdner Bank AG ...........   1,073,189
      9,500   E, On AG ...................     489,020
      4,500   Fresenius Medical Care AG ..     366,928
      1,677   Rhoen-Klinikum AG ..........     106,303
      7,600   SAP AG .....................   1,172,178
      9,000   Schering AG ................     459,385
      9,000   SGL Carbon AG1 .............     540,648
     23,000   ThyssenKrupp AG ............     419,583
                                           -----------
                                             7,996,200
                                           -----------
              NETHERLANDS--14.60%
     22,500   Aegon NV ...................     792,108
     60,000   Elsevier ...................     846,905
      8,200   Equant NV ..................     225,897
     13,000   ING Groep NV ...............     898,915
     11,000   Koninklijke Ahold NV .......     355,125
     20,800   Qiagen NV1 .................     580,672
     12,000   Royal Dutch Petroleum Co. ..     712,683
      7,700   Unilever NV--CVA ...........     435,241
                                           -----------
                                             4,847,546
                                           -----------
              NORWAY--2.25%
     40,500   Tomra Systems ASA ..........     746,228
                                           -----------
              SPAIN--3.09%
     60,000   Telefonica SA1 .............   1,025,463
                                           -----------
              SWEDEN--1.92%
     37,000   Ericsson AB B Free .........     312,570
     17,000   Securitas AB--B Shares .....     327,023
                                           -----------
                                               639,593
                                           -----------
              SWITZERLAND--8.07%
      2,000   Credit Suisse Group ........     372,675
        350   Novartis AG ................     592,511
        310   Schweizerische Ruckversicherungs--
               Gesellschaft ..............     650,709
        625   SGS Societe Generale de Surveillance
               Holding SA--Class B .......     747,742
      2,000   UBS AG .....................     318,239
                                           -----------
                                             2,681,876
                                           -----------
              UNITED KINGDOM--13.93%
     40,000   British Telecom Plc ........     328,936
     32,500   Celltech Group Plc1 ........     625,951
     43,000   Imperial Chemical Industries
              Plc ........................     319,796
    260,000   Invensys ...................     582,346
     72,000   Lloyds TSB Group Plc .......     681,416
     35,000   Rentokil Initial Plc .......     103,640
     14,000   Reuters Group Plc ..........     215,511
    501,632   Vodafone Group Plc .........   1,358,755
     35,000   WPP Group Plc ..............     410,015
                                           -----------
                                             4,626,366
                                           -----------
TOTAL COMMON STOCKS
   (Cost $29,082,435) ....................  29,276,787
                                           -----------




See Notes to Financial Statements.
--------------------------------------------------------------------------------

Top 50 Europe Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS February 28, 2001 (Unaudited)




     SHARES   SECURITY                           VALUE

              PREFERRED STOCKS--4.05%
              GERMANY--4.05%
      4,000   Fresenius AG ............... $   998,743
      6,000   Rhoen-Klinikum AG-Veraugsakt     345,506
                                            ----------
                                             1,344,249
                                            ----------
TOTAL PREFERRED STOCKS
   (Cost $909,211) .......................   1,344,249
                                            ----------
TOTAL INVESTMENTS
   (Cost $29,991,646) ............. 92.20% $30,621,036

OTHER ASSETS IN EXCESS
   OF LIABILITIES .................  7.80    2,590,343
                                     -----  ----------
NET ASSETS ........................100.00% $33,211,379
                                   ======  ===========

--------------------------------------------------------------------------------
1 Non-income producing security.

--------------------------------------------------------------------------------
 SECTOR ALLOCATION
 By Sectors as of February 28, 2001
 (percentages are based on market value of total investments in the Portfolio)
--------------------------------------------------------------------------------
   Financials .................................  23.08%
   Health Care ................................  21.16
   Consumer Discretionary .....................  11.62
   Telecommunication Services .................  10.16
   Information Technology .....................   9.06
   Industrials ................................   8.19
   Materials ..................................   7.45
   Energy .....................................   4.91
   Consumer Staples ...........................   2.58
   Utilities ..................................   1.79
                                                ------
                                                100.00%
                                                ======
--------------------------------------------------------------------------------


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Top 50 Europe Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)




                                                            FEBRUARY 28, 2001

 ASSETS
   Investments, at value (cost of $29,991,646) .................  $30,621,036
   Cash ........................................................    2,607,553
   Receivable for shares of beneficial interest subscribed .....      253,080
   Dividend receivable .........................................       29,952
   Interest receivable .........................................       10,664
   Deferred organization costs .................................       21,425
                                                                  -----------
 Total assets ..................................................   33,543,710
                                                                  -----------
 LIABILITIES
   Investment management fees payable ..........................       26,869
   Payable for shares of beneficial interest redeemed ..........      236,138
   Organization costs payable ..................................       22,345
   Custody and accounting fees payable .........................       16,447
   Administrative agent fees payable ...........................        8,644
   Other accrued expenses ......................................       21,888
                                                                  -----------
 Total liabilities .............................................      332,331
                                                                  -----------
NET ASSETS .....................................................  $33,211,379
                                                                  ===========
COMPOSITION OF NET ASSETS
   Paid-in capital .............................................  $32,582,042
   Net unrealized appreciation on investments and
   foreign currencies ..........................................      629,337
                                                                  -----------
NET ASSETS .....................................................  $33,211,379
                                                                  ===========



See Notes to Financial Statements.
--------------------------------------------------------------------------------

Top 50 Europe Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)

                                                                                        FOR THE SIX MONTHS ENDED
                                                                                               FEBRUARY 28, 2001
INVESTMENT INCOME
   Dividends (net of foreign withholding tax of $11,102) ............................................ $    58,888
   Interest income ..................................................................................      93,651
                                                                                                      -----------
 Total investment income ............................................................................     152,539
                                                                                                      -----------
EXPENSES
   Investment management fees .......................................................................     187,779
   Operations agent fees ............................................................................      54,465
   Custody and accounting fees ......................................................................      51,017
   Professional fees ................................................................................      17,661
   Amortization of organization expense .............................................................       6,019
   Directors fees ...................................................................................         904
   Other expenses ...................................................................................       6,046
                                                                                                      -----------
 Total expenses .....................................................................................     323,891
                                                                                                      -----------
EXPENSES IN EXCESS OF INCOME ........................................................................ $  (171,352)
                                                                                                      -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS
   Net realized loss on:
      Investment transactions .......................................................................    (123,385)
      Foreign currency transactions .................................................................     (89,232)
      Futures contracts .............................................................................      (7,779)
   Net change in unrealized appreciation/depreciation on investments and foreign currencies .........................................................................  (4,838,426)
                                                                                                      -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN
CURRENCIES ..........................................................................................  (5,058,822)
                                                                                                      -----------
NET DECREASE IN NET ASSETS FROM OPERATIONS .......................................................... $(5,230,174)
                                                                                                      ===========



See Notes to Financial Statements.
--------------------------------------------------------------------------------

Top 50 Europe Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                              FOR THE SIX                 FOR THE
                                                                             MONTHS ENDED              YEAR ENDED
                                                                       FEBRUARY 28, 20011         AUGUST 31, 2000
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
   Expenses in excess of income ..........................................  $   (171,352)           $   (118,574)
   Net realized gain (loss) on investment and foreign currency
     transactions ........................................................      (220,396)              4,205,760
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies ..................................    (4,838,426)              3,641,132
                                                                            ------------            ------------
Net increase (decrease) in net assets from operations ....................    (5,230,174)              7,728,318
                                                                            ------------            ------------
CAPITAL TRANSACTIONS
   Proceeds from capital invested ........................................    12,495,178              48,132,759
   Value of capital withdrawn ............................................   (20,446,908)            (42,018,389)
                                                                            ------------            ------------
Net increase (decrease) in net assets from capital transactions ..........    (7,951,730)              6,114,370
                                                                            ------------            ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..................................   (13,181,904)             13,842,688
NET ASSETS
   Beginning of period ...................................................    46,393,283              32,550,595
                                                                            ------------            ------------
   End of period .........................................................  $ 33,211,379            $ 46,393,283
                                                                            ============            ============

--------------------------------------------------------------------------------
1 Unaudited.



See Notes to Financial Statements.
--------------------------------------------------------------------------------

Top 50 Europe Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


Contained below are selected supplemental data and ratios to average net assets for each period indicated for Top 50 Europe Portfolio.



                                                                                                   FOR THE PERIOD
                                                 FOR THE SIX                                    OCTOBER 2, 1997 2
                                                MONTHS ENDED                  FOR THE YEARS               THROUGH
                                                FEBRUARY 28,               ENDED AUGUST 31,            AUGUST 31,
                                                      2001 1          2000             1999                  1998
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ............................... $33,211       $46,393          $32,551               $18,782
   Ratios to average net assets:
     Expenses in excess of income .................   (0.91)%3      (0.30)%          (0.52)%               (1.49)%3
     Expenses after interest expense 4 .............   1.72%3        1.68%            2.09%                 3.49%3
     Expenses before interest expense .............    1.72%3        1.68%            2.09%                 3.49%3
   Portfolio turnover rate ........................      42%           65%              61%                   27%

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Annualized.
4 For the period ended August 31, 1998 and the years ended 1999 and 2000, interest expense amounts rounded to less than 0.01%. For the six months ended February 28, 2001, the Portfolio incurred no interest expense.




See Notes to Financial Statements.
--------------------------------------------------------------------------------

Top 50 Europe Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 1--ORGANIZATION AND SIGNIFICANTACCOUNTING POLICIES
A. ORGANIZATION
Flag Investors Portfolios Trust (`Portfolios Trust') (formerly Deutsche Portfolios) was organized on June 20, 1997, as a business trust under the laws of the State of New York. The Portfolios Trust is registered under the Investment Company Act of 1940, as amended (the `1940 Act'), as an open-end management investment company, consisting of seven separate investment series (the `Portfolios'), each of which is, in effect, a separate mutual fund. The accompanying financial statements and notes relate to the Top 50 Europe Portfolio (the `Portfolio').

The investment manager (the `Advisor') of the Portfolio is Deutsche Fund Management, Inc. (`DFM'), an indirect subsidiary of Deutsche Bank AG. The Fund seeks high capital appreciation and, as a secondary objective, reasonable dividend income. The Portfolio began operations on October 2, 1997.

The Portfolio operates under a structure where the beneficial interest holders of the Portfolio invest substantially all of their investable assets in the Portfolio. From time to time, a beneficial interest holder of the Portfolio may own a significant percentage of the Portfolio. Investment activities of the beneficial interest holders could have a material impact on the Portfolio.

B. VALUATION OF SECURITIES
Securities listed on a US securities exchange are valued at the last quoted sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on a foreign exchange considered by the Manager to be the primary market for the securities are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities, and securities for which the Manager determines the listing exchange is not the primary market, are valued at the average of the quoted bid-and-ask prices in the over-the-counter market. Debt securities with a remaining maturity of less than 60 days and money market instruments are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the amount due at maturity and cost.

Securities for which market quotations are not readily available or may be unreliable are valued in good faith in accordance with fair valuation procedures adopted by the Trustees of the Portfolios Trust. At February 28, 2001, there were no fair valued securities.

C. CASH
Deposits held at Investors Bank and Trust Company (`IBT'), the Portfolio's custodian, in a variable rate account are classified as cash. At February 28, 2001 the interest rate was 4.20%, which resets on a periodic basis. Amounts on deposit are generally available on the same business day.

D. SECURITIES TRANSACTIONS AND INTEREST INCOME
Securities transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Such dividend and interest income is recorded net of the unrecoverable portion of any applicable foreign withholding tax. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the securities and foreign currency transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

E. FOREIGN CURRENCY TRANSLATION
The books and records of the Portfolio are maintained in US dollars. All assets and liabilities initially expressed in foreign currencies are converted into US dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the dates of such transactions. The resultant realized and unrealized gains and losses, arising from exchange rate fluctuations are identified in the Statement of Operations.




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Top 50 Europe Portfolio
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NOTES TO FINANCIAL STATEMENTS (Unaudited)


F. FORWARD FOREIGN CURRENCY CONTRACTS
The Portfolio may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Portfolio's investments. The net US dollar value of foreign currencies underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Assets and Liabilities may arise due to changes in the value of the foreign currencies or if the counterparty does not perform under the contract.

G. FUTURES CONTRACTS
The Portfolio may enter into financial futures contracts, which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying securities, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

H. FEDERAL INCOME TAXES
The Portfolio is treated as a partnership under the US Internal Revenue Code (the `Code'). Accordingly, it is expected that the Portfolio will not be subject to US federal income tax on its income and net realized gains (if any). However, each investor in the Portfolio may be taxed on its allocable share of the partnership's income and capital gains for purposes of determining its federal tax liability. It is intended that the Portfolio's assets, income and expense allocation will be managed in such a way that a regulated investment company investing in the Portfolio will satisfy the requirements of Subchapter M of the Code, assuming that such investment company invests substantially all of its assets in the Portfolio.

I. EXPENSES
Expenses are recorded on an accrual basis. Expenses of a portfolio are charged to that portfolio. Expenses attributable to the Portfolios Trust are allocated among the portfolios based on relative net asset value.

J. DEFERRED ORGANIZATION COSTS
Organization costs incurred in connection with the organization and initial registration of the Portfolios Trust were paid initially by DFM and are being reimbursed by the Portfolios. Such organization costs have been deferred and are being amortized ratably over a period of sixty months from the commencement of operations of the Portfolios.

K. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
The Portfolios Trust has entered into an Investment Management Agreement (the `Management Agreement') with DFM (the `Advisor'). DFM retains overall responsibility for supervision of the investment management program for the Portfolio but has delegated the day-to-day management of the investment operations of the Portfolio to DWS International Portfolio Management GmbH (`DWS') as investment sub-advisor (the `Sub-Advisor') to the Portfolio. As compensation for the services rendered by DFM, DFM receives a fee at an annualized rate of 1.00% of the Portfolio's average daily net assets, which is computed daily and paid monthly. As compensation for its services, DWS receives a fee, paid by DFM which is based on the average daily net assets of the Portfolio. The Sub-Advisor may waive a portion of the fees it receives from the Advisor. The Advisor and Sub-Advisor are indirect subsidiaries of Deutsche Bank AG.





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                                       24
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Top 50 Europe Portfolio
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NOTES TO FINANCIAL STATEMENTS (Unaudited)


Investment Company Capital Corp. (`ICCC'), an indirect wholly owned subsidiary of Deutsche Bank AG, serves as operations agent to the Portfolio. For its services, ICCC receives a fee which is computed daily and paid monthly at the annual rate of 0.035% of the average daily net assets of the Portfolio, subject to a minimum fee of $60,000 annually.

On September 1, 2000 the Portfolios Trust entered into an agreement with ICCC. Pursuant to that agreement, ICCC provides sub-administrative services to the Portfolio, for which it receives a fee, which is computed daily and paid monthly, at an annual rate of 0.025% on the first $200 million, 0.02% on the next $800 million and 0.01% on assets in excess of $1 billion, subject to a minimum of $40,000 during the first year of the Portfolio's operations, $45,000 in the second year of operations and $50,000 in the third year.

Investors Bank and Trust Company (Boston) acts as the custodian of the Portfolio's assets.

Investors Bank and Trust Company (Canada) Ltd. (`IBT (Canada)') provides fund accounting services to the Portfolio, for which it receives a fee, which is computed daily and paid monthly, at an annual rate of 0.02% on the first $200 million, 0.015% on the next $800 million, and 0.01% on assets in excess of $1 billion, subject to a minimum of $30,000 during the first year of the Portfolio's operations, $35,000 in the second year of operations, and $40,000 in the third year.

For the six months ended February 28, 2001, affiliates of Deutsche Bank AG received $465 in brokerage commissions from the Portfolio as a result of executing agency transactions in portfolio securities.

Certain Trustees and officers of the Portfolio are affiliated with Deutsche Bank AG. These persons are not paid by the Portfolio for serving in these capacities.

NOTE 3--PURCHASES AND SALES OF INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended February 28, 2001, were $10,128,410 and $14,288,787, respectively.

For Federal income tax purposes, the tax basis of investments held at February 28, 2001, was $29,991,646. The aggregate gross unrealized appreciation for all investments at February 28, 2001, was $4,100,968 and the aggregate gross unrealized depreciation for all investments was $3,471,578.

NOTE 4--LINE OF CREDIT AGREEMENT
The Portfolios Trust has established a revolving line of credit with Investors Bank and Trust Company (`IBT'). Borrowing under the line of credit may not exceed the lesser of $15,000,000 or 33% of the assets of the Portfolio. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.07% per annum on the difference between $15,000,000 and the average daily amount of outstanding borrowings. During the six months ended February 28, 2001, the Portfolio did not utilize the line of credit. At February 28, 2001, the Portfolio had no debt outstanding under the line of credit agreement. Commitment fees paid by the Portfolio during the period were $854.

NOTE 5--OFF-BALANCE SHEET RISK AND CONCENTRATION OF CREDIT RISK
The Statement of Assets and Liabilities includes the market or fair value of contractual commitments involving forward settlement and futures contracts. These instruments involve elements of market risk in excess of amounts reflected on the Statement of Assets and Liabilities.

Market risk is influenced by the nature of the items that comprise a particular category of financial instruments and by the relationship among various off-balance sheet categories as well as the relationship between off- balance sheet items and items recorded on the Portfolio's Statement of Assets and Liabilities. Credit risk is measured by the loss the Portfolio would record if its counterparties failed to perform pursuant to terms of their obligations to the Portfolio. Because the Portfolio enters into forward foreign currency contracts, credit risk exists with counterparties. It is the policy of the Portfolio to transact the majority of its securities activity with broker-dealers, banks and regulated exchanges that the Advisor considers to be well established.




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                                       25
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Top 50 Europe Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 6--RISKS OF INVESTING IN FOREIGN SECURITIES
The Portfolio invests in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of US companies and the US government. These risks include devaluation of currencies, future adverse political and economic developments, lack of liquidity and greater volatility in market prices. This is particularly true with respect to emerging markets in developing countries.

NOTE 7--SUBSEQUENT EVENTS
On March 13, 2001, Deutsche Asset Management announced that it will change the name of its `Flag Investors' family of mutual funds to `Deutsche Asset Management,' effective May 7, 2001. In connection with this change, in April 2001 Portfolios Trust expects to file documents with the State of New York to change its name to Deutsche Portfolios Trust.

Additionally, on March 27, 2001, the Board of Trustees of the Portfolio approved ICCC as the new investment manager for the Portfolio. Shareholders of the Portfolio had previously provided approval for this change. ICCC will replace DFM effective May 7, 2001. ICCC will provide the same services that DFM provided to the Portfolio, and will be entitled to receive the same compensation that DFM received.




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                                       26
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For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to us at:
                                 DEUTSCHE ASSET MANAGEMENT CLIENT SERVICE CENTER
                                 P.O. BOX 219210
                                 KANSAS CITY, MO 64121-9210
or call our toll-free number:    1-800-553-8080

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.



Top 50 Europe Fund
Class A Shares                                       CUSIP #33832F887
Class B Shares                                       CUSIP #33832F879
Class C Shares                                       CUSIP #33832F861
                                                     TOP50ESA (4/01)

Distributed by:
ICC Distributors, Inc.